UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2023
WILLSCOT MOBILE MINI HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4646 E Van Buren St., Suite 400
Phoenix, Arizona 85008

(Address, including zip code, of principal executive offices)

(480) 894-6311
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of         1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of WillScot Mobile Mini Holdings Corp. (the "Company") held on June 2, 2023, stockholders voted on three proposals. The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Proposal 1: Election of Directors

The stockholders voted for all eight of management’s nominees for election as directors to serve for a term that shall expire at the 2024 annual meeting of stockholders or until their successors are elected and qualified. The results of the vote taken are as follows:

Nominee	For	Against	Abstain	Broker Non-Vote
Mark S. Bartlett	177,177,113	6,432,619	566,935	6,899,953
Erika T. Davis	182,587,678	1,023,033	565,956	6,899,953
Gerard E. Holthaus	174,665,667	8,944,291	566,709	6,899,953
Erik Olsson	179,083,354	4,526,426	566,887	6,899,953
Rebecca L. Owen	180,713,756	2,897,067	565,844	6,899,953
Jeff Sagansky	180,301,448	3,308,416	566,803	6,899,953
Bradley L. Soultz	182,907,073	703,051	566,543	6,899,953
Michael W. Upchurch	182,939,104	670,626	566,937	6,899,953

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the selection, by the Audit Committee of the Board, of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the vote taken are as follows:

For	Against	Abstain	Broker Non-Vote
190,499,776	32,928	543,916	—

Proposal 3: Approval, by Advisory Vote, of the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory and non-binding basis, the compensation of the named executive officers of the Company. The results of the vote taken are as follows:

For	Against	Abstain	Broker Non-Vote
179,510,457	4,089,207	577,003	6,899,953

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Mobile Mini Holdings Corp.

Dated: June 2, 2023	By:	/s/ Hezron Timothy Lopez
Name: Hezron Timothy Lopez
Title: Executive Vice President, Chief Legal & Compliance Officer & ESG